UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 405-2600

(Registrant's telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 19, 2008, the Board of Directors of AXIS Capital Holdings Limited (the “Company”), upon the recommendation of its Corporate Governance and Nominating Committee and pursuant to its Bye-laws, increased the size of the Board from twelve to thirteen directors and appointed Ms. Cheryl-Ann Lister as a new director, effective immediately. Ms. Lister will serve as a Class II Director, and will serve on the Company’s Audit Committee. Ms. Lister will receive compensation pursuant to the fee arrangements provided to the Company’s other non-employee directors under the Company’s 2008 Directors Annual Compensation Program, and will be eligible to participate in the AXIS Capital Holdings Limited 2007 Long Term Equity Compensation Plan and 2003 Directors Deferred Compensation Plan, each of which is described under the heading “Director Compensation” in the Company’s Annual Proxy Statement for its 2008 Annual General Meeting of Shareholders, filed with the Securities and Exchange Commission on March 20, 2008. Ms. Lister is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

(e) On September 19, 2008, AXIS Specialty Limited, a subsidiary of the Company, entered into Amendment No. 2 to the Amended and Restated Service Agreement dated December 15, 2003 with Michael A. Butt, its Chairman. The amendment extends the term of service under the agreement from December 31, 2009 to December 31, 2010, and adds a provision providing for reimbursement or payment to Mr. Butt for the cost or use of an automobile. Also on September 19, 2008, AXIS Specialty Limited approved an amendment to the Amended and Restated Supplemental Executive Retirement Agreement dated May 8, 2008 with Mr. Butt. The amendment increases by $100,000 the supplemental amount payable to Mr. Butt for each of the last five years of the agreement. Copies of Amendment No. 2 to the Amended and Restated Service Agreement and Amendment No. 1 to the Amended and Restated Supplemental Executive Retirement Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 2 to Amended and Restated Service Agreement by and between AXIS Specialty Limited and Michael A. Butt dated September 19, 2008.

10.2	Amendment No. 1 to Amended and Restated Supplemental Executive Retirement Agreement by and between AXIS Specialty Limited and Michael A. Butt dated September 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2008

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr. General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document
10.1	Amendment No. 2 to Amended and Restated Service Agreement by and between AXIS Specialty Limited and Michael A. Butt dated September 19, 2008.

10.2	Amendment No. 1 to Amended and Restated Supplemental Executive Retirement Agreement by and between AXIS Specialty Limited and Michael A. Butt dated September 19, 2008.